[letterhead of K&L Gates LLP]
December 1, 2010
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
Re:	Causeway Capital Management Trust — Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File Nos. 333-67552 and 811-10467)
Ladies and Gentlemen:
Please find enclosed for filing on behalf of Causeway Capital Management Trust (the “Trust”), pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and Rule 485(a) of Regulation C thereunder, and pursuant to the Investment Company Act of 1940, as amended, and the regulations thereunder, Post-Effective Amendment No. 16 (the “Post-Effective Amendment”) to the Trust’s Registration Statement on Form N-1A. This transmission contains a conformed signature page. The manually signed original of this document is maintained at the offices of the Trust.
The Trust is filing the Post-Effective Amendment to add a new class of shares, designated as the Investor Class, to Causeway Global Value Fund (the “Fund”), a series of the Trust. With the addition of an Investor Class, the Fund would offer two classes of shares: the Institutional Class and the Investor Class. Each of the Trust’s other series currently offer these two classes of shares. More information about the Fund and the new share class is contained in the Post-Effective Amendment.
The Trust expects to file an amendment pursuant to Rule 485(b) prior to the effective date of this filing as part of its annual update and to add certain exhibits and make other nonmaterial changes as necessary. Pursuant to Rule 485(a)(1) under the 1933 Act, this Post-Effective Amendment would become effective on January 31, 2011, which is more than 60 days, but less than 80 days, after the filing hereof.
If you have any questions or comments concerning the foregoing, please do not hesitate to contact me at 415.249.1070 or my colleague Kurt Decko at 415.249.1053.
Sincerely,

/s/ Mark D. Perlow
Mark D. Perlow
Enclosure